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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-23037

Tekla World Healthcare Fund
(Exact name of registrant as specified in charter)

100 Federal Street, 19th Floor, Boston, MA			02110
(Address of principal executive offices)			(Zip code)

(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-772-8500

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2016 to March 31, 2017

ITEM 1. REPORTS TO STOCKHOLDERS.

TEKLA WORLD
HEALTHCARE FUND

Semiannual Report

March 31, 2017

(Unaudited)

TEKLA WORLD
HEALTHCARE FUND

Distribution policy: The Fund has implemented a managed distribution policy (the Policy) that provides for monthly distributions at a rate set by the Board of Trustees. Under the current Policy, the Fund intends to make monthly distributions at a rate of $0.1167 per share to shareholders of record. The Policy would result in a return of capital to shareholders if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in the Fund's notices pursuant to Section 19(a) of the Investment Company Act of 1940 are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that tells you how to report distributions for federal income tax purposes.

You should not draw any conclusions about the Fund's investment performance from the amount of distributions pursuant to the Policy or from the terms of the Policy. The Policy has been established by the Trustees and may be changed or terminated by them without shareholder approval. The Trustees regularly review the Policy and the frequency and rate of distributions considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions. The suspension or termination of the Policy could have the effect of creating a trading discount or widening an existing trading discount. At this time there are no reasonably foreseeable circumstances that might cause the Trustees to terminate the Policy.

Consider these risks before investing: As with any investment company that invests in equity securities, the Fund is subject to market risk—the possibility that the prices of equity securities will decline over short or extended periods of time. As a result, the value of an investment in the Fund's shares will fluctuate with the market generally and market sectors in particular. You could lose money over short or long periods of time. Political and economic news can influence market-wide trends and can cause disruptions in the U.S. or world financial markets. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stock of companies in one or more industries. All of these factors may have a greater impact on initial public offerings and emerging company shares. Different types of equity securities tend to shift into and out of favor with investors, depending on market and economic conditions. The performance of funds that invest in equity securities of Healthcare Companies may at times be better or worse than the performance of funds that focus on other types of securities or that have a broader investment style.

TEKLA WORLD
HEALTHCARE FUND

Dear Shareholders,

Dating back to the early 1980's, many of us in the drug development world have felt that we have been in the midst of a revolution in the discovery, development and use of a new generation of medicinal products. It had only been in the 1970s that key cloning and similar techniques were developed that allowed the subsequent creation of biological and antibody based products capable of dramatically changing the nature of drug therapy. These new technologies were seen as having the potential to cure numerous diseases or improve the quality and extent of life for many individuals with a myriad of diseases. This prophecy has come to pass. There are few who would say that the world has not materially benefitted from biotechnology or genomic technologies since their late twentieth century advent. Nearly every drug discovery and development effort in academics, in government, and in the private sector uses and benefits from these technologies. In the last 30 or so years we have seen the creation of new medical therapies that have saved or extended lives and/or have turned otherwise lethal conditions into manageable situations. This has been most obvious to us in the areas of cancer and rare diseases, but is evident in nearly every area of medicine.

Progress, however, has not always been smooth or straight upwards to inevitable success. The 80's saw the development of many drugs which replaced proteins/enzymes that were deficient in patients with diseases such as diabetes or conditions such as anemia; but in this period, we also experienced tough economic times which slowed progress. The development of antibody based products, a remarkably effective approach to drug development, became common after approval of the first such product in 1986. And the genomic age began. While there were many other positive developments, the 90's ended with just a handful of profitable biotech companies but also with the creation of a spate of Initial Public Offerings (IPOs), that augured a new generation of biotech/pharma developments, many based on the promise of genomics that would further change the pace and nature of new medical product development. Some of these companies have gone on to do great things; others though were more speculative and were slow to reach their potential or did not get there at all. During this period of great success, the biotech industry also faced challenges. For example, the U.S. President and the UK Prime Minister suggested in the 2000 timeframe that maybe we didn't need traditional patent protection for novel inventions. This has been thought by some as being a cause of the 70% drawdown of the biotech sector in the early part of the twenty-first century. The sector rebounded a bit in the mid-2000s but was heartily challenged, as was the entire U.S. economy, by the Great Recession of the 2008-9 timeframe.

Since its 2009 nadir, the biotech and healthcare sectors have rebounded impressively. Returns through mid-2015 were notable, with the biotech and healthcare sectors each substantively outperforming the broad S&P 500® Index* ("SPX") as a host of new and novel products came to market. These successes spawned a second large group of IPOs that funded a wave of biotech and other healthcare companies poised to develop new and notable products in the areas of immuno-oncology, orphan diseases, antibiotics, gene therapy, gene editing and a host of other scientific areas.

Having said this, after reaching a mid-year 2015 high nearly 400% above its 2009 low point, the biotech sector was again challenged by claims, peaking during the 2016 U.S. Presidential campaign, that drug prices have gotten too high. A tweet by one of the Presidential candidates is thought by some to have been a significant contributor to the 40% retreat in the biotech sector which occurred during the latter half of 2015 and the early part of 2016.

Biotechnology, Healthcare, and S&P 500 Performance
2009 – 2017

The biotech sector traded in a relatively narrow range for most of 2016, appearing to test the February 2016 low coincident with the U.S. Presidential election. However, in a surprise to many, the biotech sector (and the market in general) rebounded strongly with the election of President Trump, recovering approximately 50% of the prior drawdown within a few weeks after the election. The biotech sector has since traded in a range and is now (as of late April 2017) at approximately the same level as was reached in the post-election run up.

Of course, now the question is, where do we go from here? We provide support for our views in the following pages but the bottom line is that we are generally optimistic. As noted, the market has just created a generation of well funded new public companies with many interesting products in development. The existing profitable biotech companies are growing faster than the broad market and we expect them to continue to do so. The Food and Drug Administration (FDA) continues to approve products at a relative elevated rate and the new Administration speaks of being business friendly. No less important, after the recent sector pullback, the profitable biotech sector is at a lower valuation than the broad market. Many things can change or unexpected problems can occur, especially in the short term. But, given our emphasis on fundamentals, we lean towards optimism in our view of the future.

As always, we thank you for your consideration of the Tekla Funds. Please call our investor support services agent Destra Capital or us if you have any questions.

Be well,

Daniel R. Omstead, Ph.D.
President and Portfolio Manager

Perspective on the Biotechnology and
Healthcare Sectors

Since President Trump's election, there has been a rebound in both the broad market and the biotech and healthcare sectors after a significant downturn in late 2015 and early 2016. In fact, as of late April 2017, the biotech sector has regained approximately 50% of the decline seen in the first two months of 2016.

The question now is what to think about the biotech and healthcare sector going forward? Will we see continued politicization of healthcare with a focus on drug pricing and uncertainty about how/whether to repeal/replace Obamacare? Or will we see reduced rhetoric and a focus on the fundamentals of the sector? Is there an opportunity to see the sector move forward or will continued uncertainty hold the sector back? In order to come to a conclusion, we take into consideration the following fundamentals.

We note that healthcare spending, both in the U.S. and throughout the Organisation for Economic Co-operation and Development (OECD) countries, continues to grow as a percentage of the Gross Domestic Product (GDP). We also note that healthcare represents a significant portion of the broad SPX. One cannot exclude the possibility that other factors will dominate the markets, but we are generally optimistic about the intermediate and long term future of healthcare in general and biotech in particular.

S&P 500® Index Composition by Global Industry Classification Standard Sector

Healthcare Spending as a Percentage of GDP
1980 – 2015

We also note that long term secular population growth rates continue in the U.S. and in many other countries. We have previously reported that people tend to spend more on healthcare as they age. The following chart depicts population growth in key geographies. Note that in all geographies depicted, the general population is expected to grow through 2050 and that the proportion of older citizens is also expected to grow.

Population 65 to 84 Years and 85 Years and Over in the
World's Four Largest Countries: 2012, 2030, and 2050

In addition to population growth, per capita healthcare spending has been growing. In the U.S., for example, Centers for Medicare & Medicaid Services (CMS) healthcare related spending is expected to grow at 5.8% per year, 1.3% faster than U.S. GDP growth. Moreover, prescription drug spending is projected to grow at 6.7% per year. While per capita healthcare spending in the U.S. is higher than in other OECD countries, a similar trend exists in other OECD countries.

Per Capita Healthcare Spending by Country
1970 – 2015

While population growth in broad geographies continues, so does innovation. As we have previously described, impressive new developments in immuno-oncology, gene therapy, gene editing and the like are occurring rapidly. These developments are part of a general trend that may lead to new and better medical therapies. In the following charts, evidence of this trend is depicted in the form of general trends in the number of National Institute of Health ("NIH") funded scientific papers, the number of clinical trials undertaken and in the number new medical therapies approved.

NIH Funded Papers
1985 – 2013

Total Number of Registered Studies Over Time

2000 – 2016

FDA New Molecular Entity and New Biologic License Application Filings and Approvals
2006 – 2015

It is our general view that more scientific papers lead to more drugs being evaluated in clinical trials and, in turn, ultimately to more product approvals. We believe these are factors that drive biotech and healthcare sector performance. Note that in terms of new FDA approvals, more than 40 New Molecular Entities (NMEs) were approved by the FDA in 2014 and 2015 whereas fewer than 30 were approved annually in the period from 2006-2010.

We also note that given the recent pullback in the biotech and healthcare sectors, valuations within these sectors have become attractive. The following chart depicts Price/Earnings ratios for these sectors compared to the broad SPX over the last five years. It is clear that the valuation of both the biotech and healthcare sectors (e.g. the S&P Composite 1500® Health Care Index* ("S15HLTH") and the more focused S&P Composite 1500® Biotechnology Index*) are now more attractive than that of the SPX.

Biotechnology, Healthcare, and
S&P 500 Price to Earnings Ratio
2013 – 2017

Furthermore, we note that the earnings of healthcare companies in the S15HLTH have been growing while those of companies in the broad SPX have been flat or even declining.

Healthcare and S&P 500 Earnings per Share (Trailing 12 Months)
2015 – 2017

In summary, the biotech and healthcare sectors look attractive to us. Population dynamics are favorable, the underlying science is advancing and the numbers of clinical trials and product approvals have increased. Simultaneously, valuations and earnings growth in key areas are attractive.

We can't stress enough that ours are volatile sectors subject to all manner of unpredictable outcome. Failure of a key clinical trial or an unexpected rejection of an FDA application could produce broader negative sentiment. Or we could see an unexpected political outcome, even a skeptical tweet by a senior politician. Such events could (and have in the past) produced a negative impact on the biotech and healthcare sectors. One can never tell about the short-term; we have come to see that anything can happen. But as fundamental analysts, we lean toward being favorable to the future of the biotech and healthcare sectors.

TEKLA WORLD
HEALTHCARE FUND

Fund Essentials

(Unaudited)

Objective of the Fund

The Fund's investment objective is to seek current income and long-term capital appreciation by investing primarily in securities of healthcare companies. In addition, the Fund seeks to provide regular distribution of income and realized capital gains.

Description of the Fund

Tekla World Healthcare Fund ("THW") is a non-diversified closed-end healthcare fund traded on the New York Stock Exchange under the ticker THW. THW employs a versatile growth and income investment strategy investing across all healthcare subsectors and across a company's full capital structure. THW places an emphasis on innovative healthcare companies worldwide and invests at least 40% of managed assets in non-U.S. companies.

Investment Philosophy

Tekla Capital Management LLC, the Investment Adviser to the Fund, believes that:

•  Aging demographics and adoption of new medical products and services can provide long-term tailwinds for healthcare companies

•  Opportunities outside the United States may be underappreciated and timely

•  Investment opportunity spans the globe including biotechnology, healthcare technology, life sciences and medical devices

•  Robust M&A activity in healthcare may create additional investment opportunities

Fund Overview and Characteristics as of 3/31/17

Market Price[1]	$14.35
NAV[2]	$15.34
Premium/(Discount)	-6.45%
Average 30 Day Volume	99,857
Net Assets	$473,412,753
Managed Assets	$593,412,753
Leverage Outstanding	$120,000,000
Total Leverage Ratio[3]	20.22%
Ticker	THW
NAV Ticker	XTHWX
Commencement of Operations Date	6/30/15
Fiscal Year to Date Distributions per Share	$0.70

1 The closing price at which the Fund's shares were traded on the exchange.

2 Per-share dollar value of the Fund, calculated by dividing the total value of all the securities in its portfolio, plus any other assets and less liabilities, by the number of Fund shares outstanding.

3 As a percentage of managed assets.

Holdings of the Fund (Data is based on net assets)

Asset Allocation as of 3/31/17

Sub-Sector Allocation as of 3/31/17

This data is subject to change on a daily basis.

TEKLA WORLD
HEALTHCARE FUND

Largest Holdings by Issuer

(Excludes Short-Term Investments)

As of March 31, 2017
(Unaudited)

Issuer – Sector	% of Net Assets
Gilead Sciences, Inc. – Biotechnology	6.0%
Allergan plc – Pharmaceuticals	5.0%
Novartis AG – Pharmaceuticals	4.4%
Medtronic plc – Health Care Equipment & Supplies	3.9%
GlaxoSmithKline plc – Pharmaceuticals	3.6%
Teva Pharmaceutical Industries Ltd. – Pharmaceuticals	3.3%
Roche Holding AG – Pharmaceuticals	3.3%
Galapagos NV – Biotechnology	3.1%
AstraZeneca PLC – Pharmaceuticals	3.1%
Sanofi – Pharmaceuticals	2.9%
Eli Lilly & Company – Pharmaceuticals	2.7%
Johnson & Johnson – Pharmaceuticals	2.4%
UCB SA – Pharmaceuticals	2.3%
Jazz Pharmaceuticals plc – Pharmaceuticals	2.3%
Vertex Pharmaceuticals Incorporated – Biotechnology	2.3%
Shire plc – Pharmaceuticals	2.2%
CVS Health Corporation – Health Care Providers & Services	2.2%
Mallinckrodt plc – Pharmaceuticals	2.1%
Hikma Pharmaceuticals PLC – Health Care Providers & Services	2.0%
Mylan N.V. – Pharmaceuticals	1.9%

COUNTRY DIVERSIFICATION As of March 31, 2017 (Unaudited)	% of Net Assets	% of Managed Assets
Australia	1.2%	0.9%
Belgium	5.5%	4.3%
China	0.7%	0.5%
Denmark	1.5%	1.2%
France	5.6%	4.4%
Germany	1.6%	1.3%
Ireland	17.6%	14.0%
Israel	3.8%	3.1%
Japan	1.1%	0.9%
Netherlands	2.9%	2.3%
Spain	0.6%	0.5%
Switzerland	7.2%	5.7%
United Kingdom	10.1%	8.0%
United States	67.4%	53.8%

Fund Performance

THW is a closed-end fund which invests predominantly in healthcare companies. Subject to regular consideration, the Trustees of THW have instituted a policy of making monthly distributions to shareholders.

The Fund seeks to benefit from the earnings growth of the healthcare industry while capturing income. Income is derived from multiple sources including equity dividends, fixed income coupons, real estate investment trust distributions, convertible securities coupons and selective equity covered call writing premiums. In order to accomplish its objectives, THW often holds a majority of its assets in equities. Allocation of assets to various healthcare sectors can vary significantly as can the percentage of the portfolio which is overwritten. Under normal market conditions, the Fund expects to invest at least 40 percent of its managed assets in companies organized or located outside of the U.S. or companies that do a substantial amount of business outside the U.S. ("Foreign Issuers").

The Fund may invest up to 20 percent of managed assets, measured at the time of investment, in non-convertible debt of healthcare companies. It may also invest up to 20 percent of managed assets in healthcare REITs. The Fund may also hold up to 30 percent of managed assets in convertible securities and may invest a portion of its assets in restricted securities. In order to generate additional "current" income THW often sells (or writes) calls against a material portion of its equity assets. The portion of equity assets overwritten can vary, but usually represents less than 20 percent of managed assets. At times, the overwritten portion of assets is materially less than 20 percent of managed assets. The use of covered calls is intended to produce "current" income, but may limit upside in bullish markets. The Fund may also use leverage to enhance yield. The Fund may incur leverage up to 20 percent of managed assets at the time of borrowing. "Managed assets" means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund's accrued liabilities (other than liabilities representing borrowings for investment purposes).

The Fund considers investments in companies of all sizes and in all healthcare subsectors, including but not limited to, biotechnology, pharmaceuticals, healthcare equipment, healthcare supplies, life science tools and services, healthcare distributors, managed healthcare, healthcare technology, and healthcare facilities. The Fund expects to invest at least 40 percent of managed assets in Foreign Issuers and emphasizes innovation, investing both in public and pre-public venture companies. The Fund considers its pre-public and other restricted investments to be a differentiating characteristic. Among the various healthcare subsectors,

THW has considered the biotechnology subsector, including both pre-public and public companies, to be a key contributor to the healthcare sector. The Fund holds biotech assets, including both public and pre-public, often representing 25-35% of net assets.

There is no commonly published index which matches the investment strategy of THW. With respect to the Fund's equity investments, THW often holds 20-40% of its assets in biotechnology. By contrast, the S&P Global 1200® Health Care Index* ("SGH") consists of more than 100 global companies representing most or all of the healthcare subsectors in which THW typically invests; biotechnology often represents up to 20% of this index. By contrast, the NASDAQ Biotechnology Index®* ("NBI"), which contains approximately 180 securities, is much more narrowly constructed. The vast majority of this index is comprised of biotechnology, pharmaceutical and life science tools companies. In recent years, biotechnology has often represented 72-82% of the NBI. Neither the SGH nor NBI indices contain any material amount of pre-public company assets.

The S&P 500® Health Care Corporate Bond Index* ("SP5HCBIT") measures the performance of U.S. corporate debt issued by constituents in the healthcare sector of the SPX. This index is generally reflective of the debt assets in which THW invests, though the Fund invests in the SPX index debt components as well as those of smaller capitalization companies.

The FTSE NAREIT Health Care Property Sector Index®* ("FNHEA") is comprised of U.S. publicly traded REITs in the healthcare sector. This index is generally reflective of the REITs in which THW invests.

We present both NAV and stock returns for the Fund in comparison to several commonly published indices. We note that THW is a dynamically configured multi-asset class global healthcare growth and income fund. There is no readily available index comprised of similar characteristics to THW and to which THW can directly be compared. Therefore, we provide returns for a number of indices representing the major components of THW's assets. Having said this, we note that there are no readily available indices representing the covered call strategy employed by THW or the restricted security components of THW. The following data for available funds over the six-month and one-year periods are provided for comparison.

Fund Performance for the Period Ended March 31, 2017

Period	THW NAV	THW MKT	NBI	SGH	SPX	SP5HCBIT	FNHEA
6 month	0.39	2.87	1.63	3.15	10.12	-2.02	-4.62
1 year	8.83	12.91	13.04	9.23	17.16	1.68	9.62

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The NAV total return takes into account the Fund's total annual expenses and does not reflect transaction charges. If transaction charges were reflected, NAV total return would be reduced. All distributions are assumed to be reinvested either in accordance with the dividend reinvestment plan (DRIP) for market price returns or NAV for NAV returns. The market price returns reflect the reinvestment at the closing market price on the last business day of the month.

Portfolio Highlights as of March 31, 2017

Among other investments, THW's performance benefitted in the past year by the following:

Esperion Therapeutics Inc. (ESPR) is a small-cap cardiology company with a drug in late stage development for treating high cholesterol. The stock traded up on news from a competitor company which suggested to some that Esperion's drug might have a faster path to regulatory approval than previously expected.

Sanofi (SNY) is a large cap international diversified pharmaceuticals company that appears to have expectations with respect to its base diabetes business and has progressed their pipeline assets.

Galapagos NV (GLPG) a Belgium based biotech has potential best in class treatments for cystic fibrosis (partnered with Abbvie Inc.) and a JAK inhibitor for the treatment of Rheumatoid arthritis. GLPG also has a deep proprietary pipeline that we believe will continue to build value for the company. We continue to believe that the depth of GLPG's pipeline make it an attractive take-out target for 2017.

Among other examples, THW's performance was negatively impacted by the following investments:

Although we view Teva Pharmaceuticals (TEVA) as one of the leading high quality global specialty pharmaceuticals companies, the stock has underperformed due to sector wide pricing pressures in the generic space and company-specific concerns about their high margin specialty business. We see this as having the potential to turn around in the near to mid-term.

Puma Biotechnology Inc. (PBYI) is a biopharmaceutical company whose lead asset for adjuvant breast cancer is under review at the FDA. The stock has been under pressure among other things due to the lead drug's toxicity profile and positive data from their leading competitor. We believe the stock will recover after some near term volatility with an appreciation of both the manageability of the main toxicity and the large role for the drug in a large subset of breast cancer patients.

*The trademarks NASDAQ Biotechnology Index®, S&P Composite 1500® Healthcare Index, S&P Composite 1500® Biotechnology Index, S&P Global 1200® Health Care Index, S&P 500® Health Care Corporate Bond Index, FTSE NAREIT Healthcare Property Sector Index®, and S&P 500® Index referenced in this report are the property of their respective owners. These trademarks are not owned by or associated with the Fund or its service providers, including Tekla Capital Management LLC.

TEKLA WORLD
HEALTHCARE FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

(Unaudited)

PRINCIPAL AMOUNT	CONVERTIBLE AND NON-CONVERTIBLE NOTES - 18.1% of Net Assets	VALUE
	CONVERTIBLE NOTES (Restricted) (a) - 0.0% of Net Assets
	United States - 0.0%
$70,629	IlluminOss Medical, Inc. Promissory Note, 8.00%, due 3/31/18	$70,629
	TOTAL CONVERTIBLE NOTES	70,629
	NON-CONVERTIBLE NOTES - 18.1% of Net Assets
	Ireland - 1.4%
3,000,000	Endo Ltd/Endo Finance LLC/Endo Finco Inc., 6.50% due 2/1/25 (b)	2,557,500
4,000,000	Grifols Worldwide Operations Ltd., 5.25% due 4/1/22	4,152,000
		6,709,500
	United Kingdom - 0.9%
4,000,000	Hikma Pharmaceuticals PLC, 4.25% due 4/10/20	4,027,520
		4,027,520
	United States - 15.8%
3,200,000	AbbVie Inc., 4.50% due 5/14/35	3,177,939
4,100,000	Actavis Funding SCS, 4.55% due 3/15/35	4,111,144
2,000,000	Amgen Inc., 3.63% due 5/22/24	2,049,636
4,475,000	Amgen Inc., 4.66% due 6/15/51	4,477,783
2,790,000	Baxalta Inc., 4.00% due 6/23/25	2,842,737
1,200,000	Becton Dickinson and Co., 3.73% due 12/15/24	1,235,248
3,000,000	DaVita, Inc., 5.00% due 5/1/25	3,007,500
4,000,000	EMD Finance LLC, 3.25% due 3/19/25 (b)	3,952,836
2,890,000	Envision Healthcare Corporation, 5.63% due 7/15/22	2,962,250
1,385,000	Express Scripts Holding Company, 3.50% due 6/15/24	1,364,129
3,000,000	Gilead Sciences, Inc., 4.60% due 9/1/35	3,090,660
2,000,000	GlaxoSmithKline Capital Inc., 2.80% due 3/18/23	2,002,050
1,200,000	HCA Holdings Inc., 5.25% due 4/15/25	1,275,000

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD
HEALTHCARE FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

(Unaudited, continued)

PRINCIPAL AMOUNT	United States - continued	VALUE
$2,500,000	HCA Holdings Inc., 5.38% due 2/1/25	$2,606,250
2,000,000	HCA Holdings Inc., 5.88% due 5/1/23	2,160,000
2,630,000	HCP, Inc., 4.20% due 3/1/24	2,693,144
3,000,000	HealthSouth Corporation, 5.75% due 11/1/24	3,022,500
8,000,000	Mallinckrodt International Finance SA/ Mallinckrodt CB LLC, 5.50% due 4/15/25 (b)	7,360,000
1,200,000	McKesson Corporation, 3.80% due 3/15/24	1,245,467
1,200,000	Medtronic Inc., 4.38% due 3/15/35	1,257,978
1,463,000	Merck & Co., Inc., 2.75% due 2/10/25	1,444,256
2,115,000	Novartis Capital Corporation., 3.40% due 5/6/24	2,182,841
4,000,000	Omega Healthcare Investors, Inc., 5.88% due 3/15/24	4,127,176
3,500,000	Senior Housing Properties Trust, 4.75% due 5/1/24	3,579,590
3,000,000	Tenet Healthcare Corporation., 6.75% due 6/15/23	2,947,500
5,000,000	Zimmer Biomet Holdings, Inc., 4.25% due 8/15/35	4,700,425
		74,876,039
	TOTAL NON-CONVERTIBLE NOTES	85,613,059
	TOTAL CONVERTIBLE AND NON-CONVERTIBLE NOTES (Cost $85,584,520)	85,683,688
SHARES	CONVERTIBLE PREFERRED (Restricted) (a) (c) - 0.7% of Net Assets
	United States - 0.7%
1,307,690	BioClin Therapeutics, Inc. Series A	849,999
505,049	BioClin Therapeutics, Inc. Series B	377,777
1,333,333	GenomeDx Biosciences, Inc. Series C	2,000,000
219,196	IlluminOss Medical, Inc. Series AA	219,196
206,483	IlluminOss Medical, Inc. Junior Preferred	206,483
	TOTAL CONVERTIBLE PREFERRED (Cost $3,452,469)	3,653,455

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD
HEALTHCARE FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

(Unaudited, continued)

SHARES	MANDATORY CONVERTIBLE PREFERRED STOCK - 0.8% of Net Assets	VALUE
	Israel - 0.8%
7,000	Teva Pharmaceutical Industries Ltd., 7.00% due 12/15/18	$4,039,000
	TOTAL MANDATORY CONVERTIBLE PREFERRED STOCK (Cost $7,000,000)	4,039,000
	COMMON STOCKS AND WARRANTS - 103.7% of Net Assets
	Australia - 1.2%
58,234	CSL Limited	5,576,027
	Belgium - 5.5%
105,100	Galapagos NV (c)	9,146,803
65,842	Galapagos NV (c) (e)	5,674,922
142,500	UCB SA	11,053,299
		25,875,024
	China - 0.7%
87,531	BeiGene, Ltd. (c) (e)	3,204,510
	Denmark - 1.5%
122,835	Forward Pharma A/S (c) (e)	2,642,181
83,000	Novo Nordisk A/S (e)	2,845,240
112,932	Zealand Pharma A/S (c)	1,821,850
		7,309,271
	France - 5.6%
270,250	Cellectis S.A. (c) (e)	6,486,000
65,600	DBV Technologies S.A. (c) (e)	2,310,432
300,000	Innate Pharma SA (c)	3,734,866
305,000	Sanofi (e)	13,801,250
		26,332,548
	Germany - 1.6%
65,300	Bayer AG	7,526,982
	Ireland - 16.2%
99,000	Allergan plc	23,653,080
391,288	Avadel Pharmaceuticals plc (c) (e)	3,787,668

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD
HEALTHCARE FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

(Unaudited, continued)

SHARES	Ireland - continued	VALUE
248,248	Endo International plc (c)	$2,770,448
162,900	Horizon Pharma plc (c)	2,407,662
74,290	Jazz Pharmaceuticals plc (c) (d)	10,781,708
61,900	Mallinckrodt plc (c)	2,758,883
216,000	Medtronic plc	17,400,960
37,300	Perrigo Company plc	2,476,347
60,513	Shire plc (e)	10,543,180
		76,579,936
	Israel - 3.0%
516,598	Foamix Pharmaceuticals Ltd. (c)	2,557,160
368,300	Teva Pharmaceutical Industries Ltd. (e)	11,818,747
		14,375,907
	Japan - 1.1%
88,000	Ono Pharmaceutical Co. Ltd.	1,821,576
35,100	Sosei Group Corporation (c)	3,430,234
		5,251,810
	Netherlands - 2.9%
1,405,324	Affimed N.V. (c)	3,232,245
232,352	Mylan N.V. (c)	9,059,404
241,021	uniQure N.V. (c)	1,393,101
		13,684,750
	Spain - 0.6%
166,000	Grifols, S.A. (e)	3,133,250
	Switzerland - 7.2%
248,800	Novartis AG (e)	18,478,376
484,000	Roche Holding AG (e)	15,502,520
		33,980,896
	United Kingdom - 9.2%
1,069,868	Adaptimmune Therapeutics plc (c) (e)	5,894,973
463,800	AstraZeneca PLC (e)	14,442,732
6,300	Cardinal Health, Inc.	513,765
359,000	GlaxoSmithKline plc (e)	15,135,440
215,000	Hikma Pharmaceuticals PLC	5,336,291
1,282,978	Verona Pharma plc (c)	2,306,682
513,192	Verona Pharma plc, warrants (Restricted, expiration 7/31/17) (a) (c)	42,096
		43,671,979

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD
HEALTHCARE FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

(Unaudited, continued)

SHARES	United States - 47.4%	VALUE
101,600	Acadia Healthcare Company, Inc. (c)	$4,429,760
63,200	Alexion Pharmaceuticals, Inc. (c)	7,662,368
75,800	AmerisourceBergen Corporation	6,708,300
319,235	Ardelyx, Inc. (c)	4,038,323
31,700	Biogen Inc. (c)	8,667,414
12,000	BioMarin Pharmaceutical Inc. (c)	1,053,360
22,800	bluebird bio, Inc. (c) (d)	2,072,520
141,917	Care Capital Properties, Inc.	3,813,310
71,500	Celgene Corporation (c) (d)	8,896,745
105,800	Celldex Therapeutics, Inc. (c)	381,938
24,300	Centene Corporation (c)	1,731,618
94,900	Community Health Systems, Inc. (c)	841,763
133,412	CVS Health Corporation (d)	10,472,842
224,575	Dynavax Technologies Corporation (c)	1,336,221
150,095	Eli Lilly & Company	12,624,490
373,900	Gilead Sciences, Inc.	25,395,288
73,400	Global Medical REIT Inc.	666,472
9,455	HCA Holdings, Inc. (c)	841,400
45,500	HCP, Inc.	1,423,240
68,000	Healthcare Realty Trust, Inc.	2,210,000
46,000	Healthcare Trust of America, Inc.	1,447,160
41,800	Humana Inc.	8,616,652
18,400	Illumina, Inc. (c)	3,139,776
17,657	IlluminOss Medical, Inc. warrants (expiration 3/31/27) (c)	0
64,000	Incyte Corporation (c) (d)	8,554,880
92,360	Johnson & Johnson	11,503,438
56,900	Juno Therapeutics, Inc. (c)	1,262,611
200,324	Karyopharm Therapeutics Inc. (c)	2,572,160
30,000	LTC Properties, Inc.	1,437,000
37,700	McKesson Corporation	5,589,402
298,262	Medical Properties Trust, Inc.	3,844,597
97,349	Merck & Co., Inc.	6,185,555
351,500	Momenta Pharmaceuticals, Inc. (c)	4,692,525
567,997	New Senior Investment Group Inc.	5,793,569
213,000	Novavax, Inc. (c)	272,640
45,500	Omega Healthcare Investors, Inc.	1,501,045
71,581	Paratek Pharmaceuticals, Inc. (c)	1,377,934
164,050	Pfizer Inc.	5,612,151
95,200	Puma Biotechnology, Inc. (c)	3,541,440
23,725	Quorum Health Corporation (c)	129,064
94,800	Sabra Health Care REIT, Inc.	2,647,764

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD
HEALTHCARE FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

(Unaudited, continued)

SHARES	United States - continued	VALUE
129,500	Sarepta Therapeutics, Inc. (c)	$3,833,200
166,950	Senior Housing Properties Trust	3,380,738
2,118	The RMR Group Inc., Class A	104,841
38,709	Thermo Fisher Scientific Inc. (d)	5,945,702
11,521	United Therapeutics Corporation (c)	1,559,713
46,771	UnitedHealth Group Inc. (d)	7,670,912
192,000	Valeant Pharmaceuticals International, Inc. (c)	2,117,760
23,500	Ventas, Inc.	1,528,440
101,704	Vertex Pharmaceuticals Incorporated (c) (d)	11,121,332
21,400	Welltower Inc.	1,515,548
116,669	Xenon Pharmaceuticals Inc. (c)	466,676
		224,233,597
	TOTAL COMMON STOCKS AND WARRANTS (Cost $601,151,617)	490,736,487
	EXCHANGE TRADED FUND (d) - 1.3% of Net Assets
20,300	iShares Nasdaq Biotechnology ETF	5,953,381
	TOTAL EXCHANGE TRADED FUND (Cost $5,952,569)	5,953,381
PRINCIPAL AMOUNT	SHORT-TERM INVESTMENT - 2.4% of Net Assets
$11,195,000	Repurchase Agreement, Fixed Income Clearing Corp., repurchase value $11,195,000, 0.09%, dated 03/31/17, due 04/03/17 (collateralized by U.S. Treasury Note 1.375%, due 01/31/21, market value $11,423,229)	11,195,000
	TOTAL SHORT-TERM INVESTMENT (Cost $11,195,000)	11,195,000
	TOTAL INVESTMENTS - 127.0% (Cost $714,336,175)	601,261,011

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD
HEALTHCARE FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

(Unaudited, continued)

NUMBER OF CONTRACTS (100 SHARES EACH)	CALL OPTION CONTRACTS WRITTEN - (0.2)% of Net Assets	VALUE
228	bluebird bio, Inc. Apr17 100 Call	$(51,870)
238	Celgene Corporation Apr17 126 Call	(36,176)
238	Celgene Corporation Apr17 128 Call	(20,944)
1,334	CVS Health Corporation Apr17 80 Call	(40,020)
210	Incyte Corporation Apr17 140 Call	(60,900)
210	Incyte Corporation Apr17 145 Call	(30,450)
203	iShares Nasdaq Biotechnology ETF Apr17 295 Call	(76,734)
407	Jazz Pharmaceuticals plc Apr17 150 Call	(87,098)
387	Thermo Fisher Scientific Inc. Apr17 155 Call	(65,790)
360	UnitedHealth Group Inc. Apr17 167.5 Call	(61,200)
556	Vertex Pharmaceuticals Incorporated Apr17 100 Call	(556,000)
	TOTAL CALL OPTION CONTRACTS WRITTEN (Premiums received $862,032)	(1,087,182)
	TOTAL INVESTMENTS LESS CALL OPTION CONTRACTS WRITTEN - 126.8% (Cost $713,474,143)	600,173,829
	OTHER LIABILITIES IN EXCESS OF ASSETS - (26.8)%	(126,761,076)
	NET ASSETS - 100%	$473,412,753

(a)  Security fair valued. See Investment Valuation and Fair Value Measurements.

(b)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(c)  Non-income producing security.

(d)  A portion of security is pledged as collateral for call options written.

(e)  American Depository Receipt

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD
HEALTHCARE FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2017

(Unaudited)

ASSETS:
Investments, at value (cost $714,336,175)	$601,261,011
Cash	173,345
Dividends and interest receivable	2,959,935
Receivable for investments sold	2,890,302
Prepaid expenses	139,481
Receivable for open forward currency contracts	603,759
Total assets	608,027,833
LIABILITIES:
Payable for investments purchased	11,915,852
Payable for open forward currency contracts	119,128
Accrued advisory fee	468,371
Accrued investor support service fees	23,419
Accrued shareholder reporting fees	48,815
Accrued trustee fees	27,694
Loan Payable	120,000,000
Options written, at value (premium received $862,032)	1,087,182
Income distribution payable	226,962
Interest payable	593,681
Accrued other	103,976
Total liabilities	134,615,080
Commitments and Contingencies (see Notes 1 and 5)
NET ASSETS	$473,412,753
SOURCES OF NET ASSETS:
Shares of beneficial interest, par value $.01 per share, unlimited number of shares authorized, amount paid in on 30,855,176 shares issued and outstanding	$589,521,313
Accumulated net investment loss	(19,670,435)
Accumulated net realized gain on investments, options and foreign currencies	16,380,337
Net unrealized loss on investments, options and translation of assets and liabilities in foreign currencies	(112,818,462)
Total net assets (equivalent to $15.34 per share based on 30,855,176 shares outstanding)	$473,412,753

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD
HEALTHCARE FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED MARCH 31, 2017

(Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign tax of $261,759)	$4,754,354
Interest and other income	2,171,551
Total investment income	6,925,905
EXPENSES:
Advisory fees	2,838,193
Interest expense	1,099,228
Investor support service fees	141,910
Custodian fees	84,184
Legal fees	82,564
Trustees' fees and expenses	72,793
Shareholder reporting	53,439
Administration fees	49,853
Auditing fees	22,348
Transfer agent fees	13,947
Other (see Note 2)	178,977
Total expenses	4,637,436
Net investment income	2,288,469
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	7,074,369
Closed or expired option contracts written	4,211,147
Foreign currency transactions	3,141,352
Net realized gain	14,426,868
Change in unrealized appreciation (depreciation)
Investments	(17,808,602)
Option contracts written	(801,270)
Foreign currency	(14,750)
Forward contracts	387,322
Change in unrealized appreciation (depreciation)	(18,237,300)
Net realized and unrealized gain (loss)	(3,810,432)
Net decrease in net assets resulting from operations	($1,521,963)

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD
HEALTHCARE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended March 31, 2017 (Unaudited)	Year ended September 30, 2016
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$2,288,469	$2,740,329
Net realized gain	14,426,868	40,425,967
Change in net unrealized depreciation	(18,237,300)	(40,071,829)
Net increase (decrease) in net assets resulting from operations	(1,521,963)	3,094,467
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income and realized gains	(21,608,581)	(43,664,462)
Total distributions	(21,608,581)	(43,664,462)
CAPITAL SHARE TRANSACTIONS:
Fund shares repurchased (185,991 and 138,826 shares, respectively) (see Note 1)	(2,675,441)	(2,094,115)
Total capital share transactions	(2,675,441)	(2,094,115)
Net decrease in net assets	(25,805,985)	(42,664,110)
NET ASSETS:
Beginning of period	499,218,738	541,882,848
End of period	$473,412,753	$499,218,738
Accumulated net investment loss included in net assets at end of period	($19,670,435)	($350,322	) (a)

(a)  Reflects reclassifications to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD
HEALTHCARE FUND

STATEMENT OF CASH FLOWS

SIX MONTHS ENDED MARCH 31, 2017

(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Purchases of portfolio securities	($134,161,728)
Purchases to close option contracts written	(834,356)
Net maturities of short-term investments	8,867,000
Sales of portfolio securities	144,780,468
Proceeds from option contracts written	4,769,163
Interest income received	2,273,430
Dividend income received	3,606,728
Other operating receipts (expenses paid)	(4,831,857)
Net cash provided from operating activities	24,468,848
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid	(21,630,994)
Fund shares sold	(2,675,441)
Net cash used for financing activities	(24,306,435)
NET INCREASE IN CASH	162,413
CASH AT BEGINNING OF YEAR	10,932
CASH AT END OF SIX MONTHS	$173,345
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations	($1,521,963)
Purchases of portfolio securities	(134,161,728)
Purchases to close option contracts written	(834,356)
Net maturities of short-term investments	8,867,000
Sales of portfolio securities	144,780,468
Proceeds from option contracts written	4,769,163
Accretion of discount	(25,361)
Net realized gain on investments, options and foreign currencies	(14,426,868)
Decrease in net unrealized appreciation (depreciation) on investments, options and foreign currencies	18,237,300
Increase in dividends and interest receivable	(1,020,386)
Decrease in accrued expenses	(62,745)
Increase in prepaid expenses and interest payable	(131,676)
Net cash provided from operating activities	$24,468,848

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD
HEALTHCARE FUND

FINANCIAL HIGHLIGHTS

	Six months ended March 31, 2017 (Unaudited)		Year ended September 30, 2016	For the period June 30, 2015 to September 30, 2015 (1)
OPERATING PERFORMANCE FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
Net asset value per share, beginning of period	$16.08		$17.38	$19.10	(2)
Net investment income (loss) (3)	0.07		0.09	(0.02)
Net realized and unrealized gain (loss)	(0.12)		(0.06)	(1.47)
Total increase (decrease) from investment operations	(0.05)		0.03	(1.49)
Distributions to shareholders from:
Income distributions to shareholders	(0.70)		(1.40)	(0.23)
Total distributions	(0.70)		(1.40)	(0.23)
Increase resulting from shares repurchased (3)	0.01		0.07	—
Net asset value per share, end of period	$15.34		$16.08	$17.38
Per share market value, end of period	$14.35		$14.68	$14.38
Total investment return at market value	2.87	%*	12.34%	(27.07	%)*
Total investment return at net asset value	0.39	%*	1.81%	(7.46	%)*
RATIOS
Expenses to average net assets	2.02	%**	1.70%	1.32	%**
Expenses, excluding interest expense, to average net assets	1.54	%**	1.47%	1.32	%**
Net investment income (loss) to average net assets	1.00	%**	0.53%	(0.37	%)**
SUPPLEMENTAL DATA
Net assets at end of period (in millions)	$473		$499	$542
Portfolio turnover rate	22.62	%*	67.00%	58.96	%*

*  Not annualized.

**  Annualized.

(1)  Commenced operations on June 30, 2015.

(2)  Net asset value beginning of period reflects a deduction of $0.90 per share sales charge from the initial offering price of $20.00 per share.

(3)  Computed using average shares outstanding.

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD
HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2017

(Unaudited)

(1)  Organization and Significant Accounting Policies

Tekla World Healthcare Fund (the Fund) is a Massachusetts business trust formed on March 5, 2015 and registered under the Investment Company Act of 1940 as a non-diversified closed-end management investment company. The Fund commenced operations on June 30, 2015. The investment objective is to seek current income and long-term capital appreciation through investments in U.S. and non-U.S. companies engaged in the healthcare industry (including equity securities and debt securities). The Fund invests primarily in securities of public and private companies believed by the Fund's Investment Adviser, Tekla Capital Management LLC (the Adviser), to have significant potential for above-average growth.

The preparation of these financial statements requires the use of certain estimates by management in determining the Fund's assets, liabilities, revenues and expenses. Actual results could differ from these estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund, which are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification 946. Events or transactions occurring after March 31, 2017, through the date that the financial statements were issued, have been evaluated in the preparation of these financial statements.

Investment Valuation

Shares of publicly traded companies listed on national securities exchanges or trading in the over-the-counter market are typically valued at the last sale price, as of the close of trading, generally 4 p.m., Eastern time. The Fund holds securities or other assets that are denominated in a foreign currency. The Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time) when valuing such assets. The Board of Trustees of the Fund (the "Trustees") has established and approved fair valuation policies and procedures with respect to securities for which quoted prices may not be available or which do not reflect fair value. Convertible bonds, corporate and government bonds are valued using a third-party pricing service. Convertible bonds are valued using this pricing service only on days when there is no sale reported. Puts and calls generally are valued at the close of regular trading on the securities or commodities exchange on which they are primarily traded. Options on securities generally are valued at their last sale price in the case of exchange traded options or, in the case of OTC-traded options, the average of the last sale price as obtained from two or more dealers unless there is only one dealer, in which case that dealer's price is used. Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing forward exchange rates. Restricted securities of companies that are publicly traded are typically valued based on the closing market quote on the valuation date adjusted for the impact of the restriction as determined in good faith by the Adviser also using fair valuation policies and procedures approved by the Trustees described below. Non-exchange traded warrants of publicly traded companies are generally valued using the Black-Scholes model, which incorporates both observable and unobservable inputs. Short-term investments with a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.

Convertible preferred shares, warrants or convertible note interests in private companies, and other restricted securities, as well as shares of publicly traded companies for which market quotations are not readily available, such as stocks for which trading has been halted or for

TEKLA WORLD
HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2017

(continued)

which there are no current day sales, or which do not reflect fair value, are typically valued in good faith, based upon the recommendations made by the Adviser pursuant to fair valuation policies and procedures approved by the Trustees.

The Adviser has a Valuation Sub-Committee comprised of senior management which reports to the Valuation Committee of the Board at least quarterly. Each fair value determination is based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs the Adviser considers may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company's financial statements, the company's products or intended markets or the company's technologies; (iii) the price of the same or similar security negotiated at arm's length in an issuer's completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual terms. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. Significant unobservable inputs identified by the Adviser are often used in the fair value determination. A significant change in any of these inputs may result in a significant change in the fair value measurement. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the investments existed, and differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of these financial statements.

Options on Securities

An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund enters into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets, as a temporary substitute for selling selected investments, to lock in the purchase price of a security or currency which it expects to purchase in the near future, as a temporary substitute for purchasing selected investments, or to enhance potential gain or to gain or hedge exposure to financial market risk.

The Fund's obligation under an exchange traded written option or investment in an exchange-traded purchased option is valued at the last sale price or in the absence of a sale, the mean between the closing bid and asked prices. Gain or loss is recognized when the option contract expires, is exercised or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option

TEKLA WORLD
HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2017

(continued)

contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

All options on securities and securities indices written by the Fund are required to be covered. When the Fund writes a call option, this means that during the life of the option the Fund may own or have the contractual right to acquire the securities subject to the option or may maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the market value of the securities underlying the option. When the Fund writes a put option, this means that the Fund will maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the exercise price of the option.

Transactions in call options written for the six months ended March 31, 2017 were as follows:

	Contracts	Premiums
Options outstanding, September 30, 2016	10,928	$1,280,859
Options written	36,837	4,769,163
Options terminated in closing purchase transactions	(3,985)	(479,525)
Options exercised	(6,844)	(497,318)
Options expired	(32,565)	(4,211,147)
Options outstanding, March 31, 2017	4,371	$862,032
Average Number of Contracts	5,880

Derivatives not accounted for as hedging instruments under ASC 815	Statement of Assets and Liabilities Location		Statement of Operations Location
Equity Contracts	Liabilities, options written, at value	$1,087,182	Net realized gain on closed or expired option contracts written	$4,211,147
			Change in unrealized appreciation (depreciation) on option contracts written	($801,270)
Forward Currency Contracts	Assets, forward currency, at value	$603,759	Change in unrealized appreciation (depreciation) on forward contracts	($14,750)
	Liabilities, forward currency, at value	$119,128

Forward Contracts

Forward contracts involve the purchase or sale of a specific quantity of a commodity, government security, foreign currency, or other asset at a specified price, with delivery and settlement at a specified future date. Because it is a completed contract, a purchase forward contract can be a cover for the sale of a futures contract. The Fund may enter into forward contracts for hedging purposes and non-hedging purposes (i.e., to increase returns). Forward contracts may be used by the Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Fund anticipates purchasing or selling a foreign security. Forward contracts may also be used to attempt to protect the value of the Fund's existing holdings of foreign securities. Forward contracts may also be used for non-hedging purposes to pursue the Fund's investment objective. There is no requirement that the Fund hedge all or any portion of its exposure to foreign currency risks.

TEKLA WORLD
HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2017

(continued)

The following forward contracts were held as of March 31, 2017:

Description	Counterparty	Settlement Date	Currency		Settlement Value	Current Value	Unrealized Gain/(Loss)
Contracts Sold:
Australian Dollar	Goldman Sachs Bank	04/28/17	4,723,770	AUD	$3,607,543	$3,607,404	$139
British Pound	Goldman Sachs Bank	04/28/17	15,092,856	GBP	18,801,322	18,920,450	(119,128)
Danish Krone	Goldman Sachs Bank	04/28/17	17,494,092	DKK	2,544,299	2,511,506	32,793
Euro	Goldman Sachs Bank	04/28/17	28,898,130	EUR	31,269,222	30,861,683	407,539
Isreali Sheqel	Goldman Sachs Bank	04/28/17	27,527,380	ILS	7,617,084	7,604,634	12,450
Japanese Yen	Goldman Sachs Bank	04/28/17	437,550,349	JPY	3,943,440	3,933,552	9,888
Swiss Franc	Goldman Sachs Bank	04/28/17	15,794,935	CHF	15,931,628	15,790,678	140,950
						$83,229,907	$484,631
Average Notional Amount of Forward Contracts							$81,964,115

Investment Transactions and Income

Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the identified cost method. Interest income is recorded on the accrual basis, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date, less any foreign taxes withheld. Upon notification from issuers, some of the dividend income received may be redesignated as a reduction of cost of the related investment if it represents a return of capital.

The aggregate cost of purchases and proceeds from sales of investment securities (other than short-term investments) for the six months ended March 31, 2017 totaled $129,169,704 and $139,832,806, respectively.

Repurchase Agreements

In managing short-term investments the Fund may from time to time enter into transactions in repurchase agreements. In a repurchase agreement, the Fund's custodian takes possession of the underlying collateral securities from the counterparty, the market value of which is at least equal to the principal, including accrued interest, of the repurchase transaction at all times. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral by the Fund may be delayed. The Fund may enter into repurchase transactions with any broker, dealer, registered clearing agency or bank. Repurchase agreement transactions are not counted for purposes of the limitations imposed on the Fund's investment in debt securities.

Distribution Policy

Pursuant to a Securities and Exchange Commission exemptive order the Fund may make periodic distributions that include capital gains as frequently as 12 times in any one taxable year in respect of its common shares, and the Fund has implemented a managed distribution policy (the Policy) providing for monthly distributions at a rate set by the Board of Trustees. Under the current Policy, the Fund intends to make monthly distributions at a rate of $0.1167 per share to shareholders of record. If taxable income and net long-term realized gains exceed the amount required to be distributed under the Policy, the Fund will at a minimum make distributions necessary to comply with the requirements of the Internal Revenue Code. The Policy

TEKLA WORLD
HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2017

(continued)

has been established by the Trustees and may be changed by them without shareholder approval. The Trustees regularly review the Policy and the frequency and distribution rate considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions.

Share Repurchase Program

In March 2017, the Trustees approved the renewal of the share repurchase program to allow the Fund to purchase in the open market up to 7% of its outstanding common shares for a seven month period ending July 14, 2018. Prior to this renewal, in December 2016, the Trustees approved the renewal of the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one year period ending December 14, 2017. The share repurchase program is intended to enhance shareholder value and potentially reduce the discount between the market price of the Fund's shares and the Fund's net asset value.

During the six months ended March 31, 2017 and the Fund repurchased 185,991 shares at a total cost of $2,675,441. The weighted average discount per share between the cost of repurchase and net asset value applicable to such shares at the date of repurchase was 5.80%.

During the year ended September 30, 2016, the Fund repurchased 138,826 shares at a total cost of $2,094,115. The weighted average discount per share between the cost of repurchase and net asset value applicable to such shares at the date of repurchase was 8.54%.

Federal Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

As of March 31, 2017, the Fund had no uncertain tax positions that would require financial statement recognition or disclosure. The Fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distributions

The Fund records all distributions to shareholders on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from GAAP. These differences include temporary and permanent differences from losses on wash sale transactions, installment sale adjustments and ordinary loss netting to reduce short term capital gains. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Statement of Cash Flows

The cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash on hand at March 31, 2017.

Commitments and Contingencies

Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure

TEKLA WORLD
HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2017

(continued)

under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Loan Payable

The Fund maintains a $125,000,000 line of credit with the Bank of Nova Scotia (the "Line of Credit") which expires on January 3, 2018. As of March 31, 2017, the Fund had drawn down $120,000,000 from the Line of Credit, which was the maximum borrowing outstanding during the period. The Fund is charged interest at the rate of 0.70% above the relevant LIBOR rate adjusted by the Statutory Reserve Rate for borrowing (per annum). The Fund is also charged a commitment fee on the daily unused balance of the line of credit at the rate of 0.10% (per annum). Per the Line of Credit agreement, the Fund paid an upfront fee of 0.10% on the total line of credit balance, which is being amortized through January 4, 2018. The Fund pledges its investment securities as the collateral for the line of credit per the terms of the agreement. The weighted average interest rate and the average outstanding loan payable for the period from October 1, 2016 to March 31, 2017 were 1.7769% and $120,000,000, respectively. The stated carrying amount of the line of credit approximates its fair value based upon the short term nature of the borrowings and the interest rates being based upon the market terms. The borrowings under the line of credit would be considered as Level 2 in the fair value hierarchy (See Note 3) at March 31, 2017.

Investor Support Services

The Fund has retained Destra Capital Investment LLC to provide investor support services in connection with the ongoing operation of the Fund. The Fund will pay Destra a fee in an annual amount equal to (i) 0.12% of the average aggregate daily value of the Fund's Managed Assets from June, 2015 to June 30, 2016 and (ii) 0.05% of the average aggregate daily value of the Fund's Managed Assets from June 30, 2016 through the remaining term of the investor support services agreement.

(2)  Investment Advisory and Other Affiliated Fees

The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with the Adviser. Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of 1.00% of the average daily value of the Fund's Managed Assets. Managed Assets means the total assets of the Fund minus the Fund's liabilities other than the loan payable.

The Fund has entered into a Services Agreement (the Agreement) with the Adviser. Pursuant to the terms of the Agreement, the Fund reimburses the Adviser for certain services related to a portion of the payment of salary and provision of benefits to the Fund's Chief Compliance Officer. During the six months ended March 31, 2017, these payments amounted to $22,823 and are included in the Other category of expenses in the Statement of Operations, together with insurance and other expenses incurred to unaffiliated entities. Expenses incurred pursuant to the Agreement as well as certain expenses paid for by the Adviser are allocated to the Fund in an equitable fashion as approved by the Trustees or officers of the Fund who are also officers of the Adviser.

The Fund pays compensation to Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The Fund does not pay compensation directly to Trustees or officers of the Fund who are also officers of the Adviser.

TEKLA WORLD
HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2017

(continued)

(3)  Fair Value Measurements

The Fund uses a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels. Level 1 includes quoted prices in active markets for identical investments. Level 2 includes prices determined using other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.). The independent pricing vendor may value bank loans and debt securities at an evaluated bid price by employing methodologies designed to identify the market value for such securities and such securities are considered Level 2 in the fair value hierarchy. Level 3 includes prices determined using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). These inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2017 to value the Fund's net assets. For the six months ended March 31, 2017, there were no transfers between Levels 1, 2 and 3. The Fund accounts for transfers between levels at the beginning of the period.

Assets at Value	Level 1	Level 2	Level 3	Total
Convertible Notes
United States	—	—	$70,629	$70,629
Non-Convertible Notes
Ireland	—	$6,709,500	—	6,709,500
United Kingdom	—	4,027,520	—	4,027,520
United States	—	74,876,039	—	74,876,039
Convertible Preferred
United States	—	—	3,653,455	3,653,455
Mandatory Convertible Preferred Stock
Israel	$4,039,000	—	—	4,039,000
Common Stocks and Warrants
Australia	5,576,027	—	—	5,576,027
Belgium	25,875,024	—	—	25,875,024
China	3,204,510	—	—	3,204,510
Denmark	7,309,271	—	—	7,309,271
France	26,332,548	—	—	26,332,548
Germany	7,526,982	—	—	7,526,982
Ireland	76,579,936	—	—	76,579,936
Israel	14,375,907	—	—	14,375,907
Japan	5,251,810	—	—	5,251,810
Netherlands	13,684,750	—	—	13,684,750
Spain	3,133,250	—	—	3,133,250
Switzerland	33,980,896	—	—	33,980,896
United Kingdom	43,629,883	—	42,096	43,671,979
United States	224,233,597	—	—	224,233,597
Exchange Traded Fund	5,953,381	—	—	5,953,381
Short-term Investment	—	11,195,000	—	11,195,000
Total	$500,686,772	$96,808,059	$3,766,180	$601,261,011

TEKLA WORLD
HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2017

(continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Level 3 Assets	Balance as of September 30, 2016	Net realized gain (loss) and change in unrealized appreciation (depreciation)	Cost of purchases and conversions	Proceeds from sales and conversions	Net transfers in (out of) Level 3	Balance as of March 31, 2017
Convertible Notes
United States	$0	$0	$70,629	$0	$0	$70,629
Convertible Preferred
United States	2,916,063	(618)	738,010	0	0	3,653,455
Common Stocks and Warrants						0
United Kingdom	88,800	(47,652)	948	0	0	42,096
Total	$3,004,863	($48,270)	$809,587	$0	$0	$3,766,180
Net change in unrealized appreciation (depreciation) from investments still held as of March 31, 2017						($48,270)

The following is a quantitative disclosure about significant unobservable inputs used in the determination of the fair value of Level 3 assets.

	Fair Value at March 31, 2017	Valuation Technique	Unobservable Input	Range (Weighted Average)
Private Companies and Other Restricted Securities	$42,096	Income approach, Black-Scholes	Discount for lack of marketability	80% (80%)
	3,724,084	Probability–weighted expected return model	Discount rate Price to sales multiple	17.37%-56.30% (33.79%) 1.56-19.93 (8.94)
	$3,766,180

(4)  Private Companies and Other Restricted Securities

The Fund may invest in private companies and other restricted securities if these securities would currently comprise 10% or less of Managed Assets. The value of these securities represented 1% of the Fund's Managed Assets at March 31, 2017.

The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's private companies and other restricted securities at March 31, 2017. The Fund on its own does not have the right to demand that such securities be registered.

Security (#)	Acquisition Date	Cost	Carrying Value per Unit	Value
BioClin Therapeutics, Inc.
Series A Cvt. Pfd	1/19/16, 10/24/16	$850,559	$0.65	$849,999
Series B Cvt. Pfd	3/3/17	377,777	0.75	377,777
GenomeDx Biosciences, Inc.
Series C Cvt. Pfd	2/22/16	2,001,569	1.50	2,000,000

TEKLA WORLD
HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2017

(continued)

Security (#)	Acquisition Date	Cost	Carrying Value per Unit	Value
IlluminOss Medical, Inc.
Series AA Cvt. Pfd	1/21/16	$152,275	$1.00	$219,196
Junior Preferred Cvt. Pfd	1/21/16	70,289	1.00	206,483
Cvt. Promissory Note	3/28/17	70,629	100.00	70,629
Verona Pharma plc
Warrants (expiration 7/31/17)	7/28/16	1,829	0.08	42,096
		$3,524,927		$3,766,180

(#)  See Schedule of Investments and corresponding footnotes for more information on each issuer.

TEKLA WORLD
HEALTHCARE FUND

INVESTMENT ADVISORY AGREEMENT APPROVAL

The Investment Advisory Agreement (the Advisory Agreement) between the Fund and the Adviser provides that the Advisory Agreement will continue in effect so long as its continuance is approved at least annually by (i) the Trustees of the Fund or the shareholders by affirmative vote of a majority of the outstanding shares and (ii) a majority of the Trustees of the Fund who are not interested persons (the Independent Trustees), by vote cast in person at a meeting called for the purpose of voting on such approval.

After considering the matter in a meeting held on March 23, 2017, the Board, and the Independent Trustees voting separately, determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board considered materials that were specifically prepared by the Adviser at the request of the Board and Fund counsel for purposes of the contract review process, including comparisons of (i) the Fund's performance to its primary benchmark, the S&P Global 1200® Health Care Index (SGH), and to other investment companies, (ii) the Fund's expenses and expense ratios to those of a peer group of other investment companies, and (iii) the Adviser's profitability with respect to its services for the Fund to the profitability of other investment advisers. The Trustees took into account that the Adviser presently provides investment management services only to the Fund and to Tekla Life Sciences Investors, Tekla Healthcare Investors and Tekla Healthcare Opportunities Fund and does not derive any significant benefit from its relationship with the Fund other than receipt of advisory fees pursuant to the Advisory Agreement, market research and potential marketing exposure for the Adviser. The Board also received and reviewed information throughout the year about the portfolio performance, the investment strategy, the portfolio management team and the fees and expenses of the Fund.

In approving the Advisory Agreement, the Board considered, among other things, the nature, extent, and quality of the services to be provided by the Adviser, the investment performance of the Fund and the Adviser, the costs of services provided and profits realized by the Adviser and its affiliates, and whether fee levels reflect any economies of scale for the benefit of Fund shareholders and the extent to which economies of scale would be realized as the Fund grows. The Board reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board also evaluated the financial strength of the Adviser and the capability of the personnel of the Adviser, specifically the strength and background of its investment analysts. Fund counsel provided the Board with the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board, including the Independent Trustees, evaluated all of the foregoing and, considering all factors together, determined in the exercise of its business judgment that the continuance of the Advisory Agreement is in the best interests of the Fund and its shareholders. The following provides more detail on certain factors considered by the Trustees and the Board's conclusions with respect to each such factor.

The nature, extent and quality of the services to be provided by the Adviser. On a regular basis the Board considers the roles and responsibilities of the Adviser as a whole, along with specific portfolio management, support and trading functions the Adviser provides to the Fund. The Trustees considered the nature, extent and quality of the services provided by the Adviser to the Fund. The Trustees continue to be satisfied with the quality and value of the investment advisory services provided to the Fund by the Adviser, and, in particular, the management style and discipline followed by the Adviser and the quality of the Adviser's research, trading, portfolio management, compliance and administrative personnel. The Trustees also took into account the Adviser's significant investment in its business through the addition of portfolio management and administrative staff in recent years and the Adviser's commitment to continue to build out its infrastructure as future circumstances require.

TEKLA WORLD
HEALTHCARE FUND

INVESTMENT ADVISORY AGREEMENT APPROVAL

(continued)

The investment performance of the Fund and the Adviser. On a regular basis the Board reviews performance information for the Fund and discusses the Fund's investment strategy with the Adviser. The Trustees reviewed performance information for the Fund and, in particular, performance information for the past one-year period; comparisons of the Fund's performance to its benchmark, the SGH and other investment companies; and information relating to the performance of the Fund's venture capital portfolio. The Trustees noted that the performance information reviewed reflects a view only of the Fund's performance as of a certain date, and that the results might be significantly different if a different date is selected to generate the performance information.

In considering the Fund's relative performance, the Trustees noted that, although an independent service provider had been engaged to help identify the appropriate benchmark and peer group for the Fund, the Fund's unique strategy presents challenges when comparing the Fund's performance to a single benchmark or a peer group, as no single benchmark or fund within the peer group contains this same strategy. In particular, the Trustees noted that the Fund employs a growth and income investment strategy, which requires for the Fund to seek to generate income by investing in income producing securities (such as convertible debt) and writing call options intended to generate current income based on the option premiums. The Trustees observed that neither the Fund's primary benchmark (the SGH) nor the funds included in the Fund's peer group have similar exposures seeking income generation. In light of these differences, the Trustees recognized the more limited usefulness of these performance comparisons for the Fund.

With respect to the performance of the Fund against its primary benchmark, the Trustees noted that the performance of the benchmark has exceeded the Fund's returns measured by net asset value over the reported one-year period. With respect to the net asset value performance of the Fund against a peer group, the Trustees noted that the Fund lagged its peer group for the one-year period, but the Trustees also noted that the Fund had been in operations only since June 30, 2015.

The Trustees continue to be satisfied with the investment performance of the Fund and the Adviser, including the use of leverage.

The costs of services to be provided and profits to be realized by the Adviser from its relationship with the Fund. The Trustees considered the various services provided by the Adviser to the Fund and reviewed comparative information regarding the expenses and expense ratios of the Fund and a peer group of other investment companies. The Trustees noted that the Adviser's fees are within the range of fees presented in the comparative information and noted that a portion of the Fund's investment portfolio is invested in venture and restricted securities, a portfolio management service that can warrant higher management fees than those charged by the Adviser pursuant to the Advisory Agreement. The Trustees also considered financial information provided by the Adviser, including financial statements of the Adviser and a comparison of the Adviser's profitability with respect to its services for the Fund to the profitability of other investment advisers. Based on the information provided to and evaluated by the Trustees, the Trustees concluded that the fees charged by the Adviser are fair and reasonable in light of the quality and nature of the services provided by the Adviser and that the profitability of the Adviser's relationship with the Fund has not been excessive. The fees charged by the Adviser are within a reasonable range of fees as compared to fees charged by other investment advisers, and the services provided by the Adviser and the amounts paid under the Advisory Agreement are sufficiently favorable in comparison to the services rendered and fees charged by others for similar services to warrant a finding that fees to be paid by the Fund are fair.

TEKLA WORLD
HEALTHCARE FUND

INVESTMENT ADVISORY AGREEMENT APPROVAL

(continued)

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the advisory fee schedule in the Advisory Agreement and noted that it does not provide for breakpoints that might reduce the effective fee to the extent that the Fund's net assets should increase. The Trustees determined that, given the closed-end structure of the Fund and the fact that the Fund has no current plans to seek additional assets beyond maintaining its dividend reinvestment plan and any significant growth in its assets generally will occur through appreciation in the value of the Fund's investment portfolio (rather than sales of additional shares in the Fund), the Fund's advisory fee schedule is satisfactory and fair.

TEKLA WORLD
HEALTHCARE FUND

PRIVACY NOTICE: If you are a registered shareholder of the Fund, the Fund and Tekla Capital Management LLC, the Fund's investment adviser, may receive nonpublic personal information about you from the information collected by the transfer agent from your transactions in Fund shares. Any nonpublic personal information is not disclosed to third parties, except as permitted or required by law. In connection with servicing your account and effecting transactions, the information received may be shared with the investment adviser and non-affiliates, including transfer agents, custodians or other service companies. Access to your nonpublic personal information is restricted to employees who need to know that information to provide products or services to you. To maintain the security of your nonpublic personal information, physical, electronic, and procedural safeguards are in place that comply with federal standards. The policies and practices described above apply to both current and former shareholders.

If your Fund shares are held in "street name" at a bank or brokerage, we do not have access to your personal information and you should refer to your bank's or broker's privacy policies for a statement of the treatment of your personal information.

FOR MORE INFORMATION: A description of the Fund's proxy voting policies and procedures and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-451-2597; (ii) by writing to Tekla Capital Management LLC at 100 Federal Street, 19th Floor, Boston, MA 02110; (iii) on the Fund's website at www.Teklacap.com; and (iv) on the SEC's website at http://www.sec.gov.

The Fund's complete Schedule of Investments for the first and third quarters of its fiscal year will be filed quarterly with the SEC on Form N-Q. A link to this Schedule of Investments will be available on the Fund's website at www.Teklacap.com, or the SEC's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or by calling 1-800-SEC-0330.

You can find information regarding the Fund at the Fund's website, www.Teklacap.com. The Fund regularly posts information to its website, including information regarding daily share pricing and distributions and press releases, and maintains links to the Fund's SEC filings. The Fund currently publishes and distributes quarterly fact cards, including performance, portfolio holdings and sector information for each fiscal quarter. These fact cards will be available on the Fund's website and by request from the Fund's marketing and investor support services agent, Destra Capital Investments, at 1-877-855-3434.

DISTRIBUTION POLICY: The Fund has a fixed distribution policy as described in the Notes to Financial Statements. For more information contact your financial adviser.

SHARE REPURCHASE PROGRAM: In March 2017, the Trustees reauthorized the share repurchase program to allow the Fund to repurchase up to 7% of its outstanding shares for a seven month period ending July 14, 2018. The current share repurchase program allows the Fund to repurchase up to 12% of its outstanding shares for a one year period ending on December 14, 2017.

PORTFOLIO MANAGEMENT: Daniel R. Omstead, Ph.D., Jason C. Akus, M.D./M.B.A., Timothy Gasperoni, M.B.A, Ph.D., Christian M. Richard, M.B.A, M.S., Christopher Abbott, Robert Benson, CFA, CAIA, Amanda Birdsey-Benson, Ph.D., Alan Kwan, M.B.A, Ph.D., and Joshua A.W. Mosberg, Ph.D. are members of a team that analyzes investments on behalf of the Fund. Dr. Omstead exercises ultimate decision making authority with respect to investments.

HOUSEHOLDING: A number of banks, brokers and financial advisers have instituted "householding". Under this practice, which has been approved by the SEC, only one copy of shareholder documents may be delivered to multiple shareholders who share the same address and satisfy other conditions. Householding is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. If you do not want the mailing of your shareholder documents to be combined with those of other members of your household, please contact your bank, broker or financial adviser.

TEKLA WORLD
HEALTHCARE FUND

New York Stock Exchange Symbol: THW
NAV Symbol: XTHWX

100 Federal Street, 19th Floor
Boston, Massachusetts 02110
(617) 772-8500
www.teklacap.com

Officers

Daniel R. Omstead, Ph.D., President
Laura Woodward, CPA, Chief Compliance Officer,
Secretary and Treasurer

Trustees

Michael W. Bonney
Rakesh K. Jain, Ph.D.
Daniel R. Omstead, Ph.D.
Oleg M. Pohotsky, M.B.A., J.D.
William S. Reardon, CPA
Uwe E. Reinhardt, Ph.D.
Lucinda H. Stebbins, CPA

Investment Adviser

Tekla Capital Management LLC

Administrator & Custodian

State Street Bank and Trust Company

Transfer Agent

Computershare, Inc.

Legal Counsel

Dechert LLP

Shareholders with questions regarding share transfers may call their bank, broker or financial adviser or the Transfer Agent at 1-800-426-5523

Daily net asset value may be obtained from
our website (www.teklacap.com) or by calling

(617) 772-8500

Item 2. CODE OF ETHICS.

Not applicable to this semi-annual filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this semi-annual filing.

ITEM 6.  INVESTMENTS.

The Registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual filing.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this semi-annual filing.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	(a) Total No. of Shares Purchased (1)	(b) Average Price Paid per Share	(c) Total No. of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum No. of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (Oct. 1, 2016—Oct. 31, 2016)	153,543	$14.58	153,543	3,449,230
Month #2 (Nov. 1, 2016 — Nov. 30, 2016)	32,448	$13.35	32,448	3,416,782
Month #3 (Dec. 1, 2016 — Dec. 31, 2016)	—	—	—	3,416,782
Month #4 (Jan. 1, 2017 — Jan. 31, 2017)	—	—	—	3,416,782
Month #5 (Feb. 1, 2017 — Feb. 28, 2017)	—	—	—	3,416,782
Month #6 (Mar. 1, 2017 — Mar. 31, 2017)	—	—	—	3,416,782
Total	185,991	$14.36	185,991

(1)             On December 3, 2015, the share repurchase program was announced, which has been subsequently reviewed and approved by the Board of Trustees.  On December 13, 2016, the Trustees approved the renewal of the repurchase program to allow the Registrant to repurchase up to 12% of its outstanding shares in the open market for a one year period ending December 14, 2017. On March 23, 2017, the Trustees approved  the renewal of the repurchase program allowing the Registrant to repurchase up to 7% of its outstanding shares in the open market for a seven month period ending July 14, 2018.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)             In the opinion of the principal executive officer and principal financial officer, based on their evaluation which took place within 90 days of this filing, the Registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time period specified in the Securities and Exchange Commission’s rules and forms.

(b)               There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that have materially affected or that are reasonably likely to materially affect the Registrant’s internal control.

ITEM 12. EXHIBITS

(a)(1)      Code of Ethics - Not applicable to this semi-annual filing.

(a)(2) Separate certifications of the Principal Executive and Financial Officers as required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 1 and 2).

(a)(3) Notice to Fund’s shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1 (Exhibit 3).

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 4).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TEKLA WORLD HEALTHCARE FUND

By (Signature and Title)*	/s/ Daniel R. Omstead
Daniel R. Omstead, President

Date:	6/2/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Laura Woodward
Laura Woodward, Treasurer

Date:	6/2/17

* Print the name and title of each signing officer under his or her signature.